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                                                                    EXHIBIT 23.4



                  Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference to this Form S-4 Amendment No. 1 Registration Statement of our report dated March 14, 1995 included in Harbinger Corporation's Current Report on Form 8-K filed on July 1, 1997 and to all references to our firm included in this registration statement.


                                                        ARTHUR ANDERSEN LLP




Atlanta, Georgia
November 12, 1997